UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21694

MELLON OPTIMA L/S STRATEGY FUND, LLC

(Exact name of Registrant as specified in charter)

BNY Mellon Financial Center

One Boston Place, 024-0071

Boston, Massachusetts 02108

(Address of principal executive offices) (Zip code)

Peter M. Sullivan, Esq.

BNY Mellon Financial Center

One Boston Place, 024-0081

Boston, Massachusetts 02108

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 257-0004

Date of fiscal year end: March 31

Date of reporting period: September 30, 2015

Item 1. Reports to Stockholders.

The Semi-Annual Report to Investors is attached herewith.

MELLON OPTIMA L/S STRATEGY FUND, LLC

SEMI-ANNUAL REPORT TO MEMBERS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2015

This report and the financial statements contained herein are submitted for the general information of investors in Mellon Optima L/S Strategy Fund, LLC (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by the Fund’s Confidential Offering Memorandum (the “Offering Memorandum”).

Any information in this investor report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. To request a copy of the most recent quarterly holdings report, semi-annual report or annual report, call 1-877-257-0004.

To view the Fund’s proxy voting guidelines and proxy voting record for the 12-month period ended June 30 visit the SEC’s web site at http://www.sec.gov. You may also call 1-877-257-0004 to request a free copy of the proxy voting guidelines.

Units of limited liability company interests of the Fund (“Units”) are offered and sold only to investment management clients of the Wealth Management Group of The Bank of New York Mellon Corporation, and only to clients that have a net worth of more than $1 million and meet other criteria as described in the Offering Memorandum. Units of the Fund are not freely transferable, however liquidity may be available through repurchase offers made at the discretion of the Board of Directors of the Fund.

As with any speculative investment program, it is possible to incur losses as well as gains through an investment in the Fund. There can be no assurances that the Fund will achieve its objective. The Offering Memorandum contains a more complete description of the risks associated with an investment in the Fund. Under no circumstances should a prospective investor elect to invest in the Fund without reviewing the Offering Memorandum.

Mellon Optima L/S Strategy Fund, LLC

Portfolio Summary - September 30, 2015 (unaudited)
	Cost	Value	Percentage of Net Assets
Investment Funds
Opportunistic	$77,168,336	$97,446,895	21.4%
Growth	85,807,885	103,318,989	22.7%
Value	113,236,930	142,091,645	31.2%
Other	95,625,174	110,398,364	24.2%

Total Investment Funds	$371,838,325	$453,255,893	99.5%

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Schedule of Investments - September 30, 2015 (unaudited)
Investment Funds	Units	Cost	Value	Percentage of Net Assets	Liquidity	Redemption Notice Period (# of days)
Opportunistic
Brenner West Capital Qualified Partners, L.P.	†	$18,000,000	$16,300,383	3.6%	Quarterly (a)	60
Glenview Institutional Partners, L.P.	†	16,849,182	29,568,193	6.5%	Quarterly ‡	45
SRS Partners, Ltd.	15,560	24,319,154	33,353,596	7.3%	Quarterly (b)	60
Tourbillon Global Equities, LLC	†	18,000,000	18,224,723	4.0%	Quarterly (c)	60

		77,168,336	97,446,895	21.4%

Growth
CCI Healthcare Partners, L.P.	†	17,768,067	18,728,223	4.1%	Monthly ‡	30
Coatue Offshore Fund, Ltd.	181,427	18,142,680	19,634,689	4.3%	Monthly ‡	45
Conatus Capital Overseas, Ltd.	16,285	16,325,952	20,469,420	4.5%	Quarterly ‡	65
Criterion Horizons Fund, L.P.	†	19,426,903	23,603,787	5.2%	Monthly ‡	45
Miura Global Partners II, L.P.	†	14,144,283	20,882,870	4.6%	Monthly ‡	60

		85,807,885	103,318,989	22.7%

Value
Bay II Resource Partners, L.P.	†	19,198,452	31,160,102	6.8%	Quarterly ‡	45
East Side Capital Offshore, Ltd.	85,294	14,284,685	18,872,176	4.2%	Monthly ‡	30
Lafayette Street Fund II, L.P.	†	15,000,000	11,116,395	2.4%	Monthly ‡ (d)	45
Long Pond Capital, Q.P. Fund, LP	†	18,000,000	19,510,060	4.3%	Quarterly (e)	60
SEG Partners II, L.P.	†	11,388,007	19,790,063	4.4%	Quarterly ‡	45
Southpoint Qualified Fund, L.P.	†	15,365,786	20,592,108	4.5%	Quarterly (e)	60
Tiger Eye Partners, L.P.	†	20,000,000	21,050,741	4.6%	Quarterly ‡	60

		113,236,930	142,091,645	31.2%

Other
International
Discovery Global Opportunity Fund, Ltd.	166,460	18,294,420	22,045,658	4.8%	Semi-Annually ‡	60
LAE Fund L.P.	†	15,000,000	13,594,373	3.0%	Quarterly ‡	60
OCCO Eastern European Fund	902,876	10,084,119	10,238,617	2.3%	Monthly ‡	30
Event-Driven
JANA Nirvana Fund, L.P.	†	20,996,635	27,691,766	6.1%	Quarterly ‡	60
Pershing Square, L.P.	†	11,250,000	17,490,882	3.8%	Quarterly (f)	65
Third Point Offshore, Ltd.	59,977	20,000,000	19,337,068	4.2%	Quarterly (g)	60

		95,625,174	110,398,364	24.2%

Total Investment Funds		371,838,325	453,255,893	99.5%

Affiliated Investment
Dreyfus Institutional Reserves
Treasury Prime Fund	4,017,397	4,017,397	4,017,397	0.9%	Daily (h)

Total Investments		$375,855,722	457,273,290	100.4%

Other Liabilities in Excess of Assets			(1,596,963)	-0.4%

Total Net Assets			$455,676,327	100.0%

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Schedule of Investments - September 30, 2015 (unaudited)

(a)	Investment has a 1 year hard lock-up period. $18 million was invested on 8/1/15.

(b)	40% of this investment is subject to a 25% investor level gate per quarter. Additionally, up to 33% of the remaining 60% of the investment may be redeemed during any 12 month period, essentially creating an investor level gate that would require a minimum of 8 quarters to fully withdraw.

(c)	Investment has a 1 year soft lock-up period with a 3% early withdrawal fee. $8 million was invested on 12/1/14 and additional investments of $5 million each were made on 4/1/15 and 8/1/15.

(d)	All redemptions are subject to a 2% fee.

(e)	Up to 25% of the investment amount can be redeemed each quarter, essentially creating an investor level gate that would require a minimum of four quarters to fully withdraw.

(f)	Up to 12.5% of the investment amount can be redeemed each quarter, essentially creating an investor level gate that would require a minimum of eight quarters to fully withdraw. In addition, the investment may be subject to a fund level gate if more than 20% of the net asset value of Pershing Square, L.P. is redeemed on the redemption date.

(g)	Investment has a 1 year soft lock-up period with a 5% early withdrawal fee. In addition, the investment is subject to a fund level gate if more than 20% of the net asset value of Third Point Offshore, Ltd. is redeemed on the redemption date. $20 million was invested on 11/1/14.

(h)	Investment in affiliated money market mutual fund. The 7-day yield at 09/30/15 was 0.11%.

†	Investment Fund is not unitized.

‡	The investment amount has no lock-up or other redemption restrictions.

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statement of Assets and Liabilities

September 30, 2015 (unaudited)

Assets
Investments in funds, at value (Cost $371,838,325) (Note 2A)		$453,255,893
Investments in affiliated issuer, at value (Cost $4,017,397) (Note 2E)		4,017,397
Foreign Currency (Note 2F)		4,347
Receivable for investments sold		60,000

Total assets		457,337,637

Liabilities
Payable for repurchase of Units (Note 8)	$672,653
Accrued investment advisory fees (Note 3)	570,308
Accrued professional fees	248,497
Accrued accounting and administration fees	76,732
Accrued Directors’ fees (Note 3)	26,342
Accrued custody fees (Note 3)	4,333
Other accrued expenses and other liabilities	62,445

Total liabilities		1,661,310

Net Assets		$455,676,327

Composition of Net Assets
Paid-in capital		$399,389,383
Accumulated undistributed investment income (loss) - net		(20,827,345)
Accumulated net realized gain (loss) on investments		(4,303,279)
Accumulated net unrealized appreciation on investments		81,417,568

Net Assets		$455,676,327

Net Asset Value per Unit	$97.32
Number of Units Outstanding (unlimited number of units authorized)	4,682,053

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statement of Operations

For the six months ended September 30, 2015 (unaudited)

Investment Income
Dividend income from affiliated investments (Note 2E)		$3
Other income		7,458

		7,461

Expenses
Investment advisory fee (Note 3)	$3,710,651
Accounting, administration and investor services fees	237,559
Audit and tax service fees	27,945
Legal fees	103,934
Directors’ fees (Note 3)	85,431
Insurance	77,734
Custody fees (Note 3)	7,974

Total expenses		4,251,228

Net investment loss		(4,243,767)

Realized and Unrealized Gain (Loss)
Net realized gain on investments sold	5,386,239
Net change in unrealized depreciation on investments	(29,087,940)

Net realized and unrealized loss		(23,701,701)

Net Decrease in Net Assets Derived from Investment Operations		$(27,945,468)

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statements of Changes in Net Assets

	For the Six Months Ended September 30, 2015 (unaudited)	For the Year Ended March 31, 2015
Increase (Decrease) in Net Assets from
Investment Operations
Net investment loss	$(4,243,767)	$(9,252,795)
Net realized gain on investments sold	5,386,239	30,443,866
Net change in unrealized appreciation (depreciation) on investments	(29,087,940)	4,918,133

Net Increase (Decrease) in Net Assets Derived from Investment Operations	(27,945,468)	26,109,204

Dividends and Distributions from:
Realized Capital Gains	—	(31,539,118)

Capital Transactions
Proceeds from sale of Units	4,260,000	11,563,920
Reinvestment of Dividends and Distributions	—	28,504,810
Repurchase of Units	(29,603,373)	(46,808,919)

Net Decrease in Net Assets Derived from Capital Transactions	(25,343,373)	(6,740,189)

Total Decrease in Net Assets	(53,288,841)	(12,170,103)

Net Assets
At beginning of period	508,965,168	521,135,271

At end of period	$455,676,327	$508,965,168

Accumulated undistributed investment income (loss) - net	$(20,827,345)	$(16,583,578)

Change in Units Outstanding
Units outstanding, at beginning of period	4,925,779	4,988,303
Units sold	40,812	111,430
Reinvestments of Dividends and Distributions	—	282,747
Units repurchased	(284,538)	(456,701)

Units outstanding, at end of period	4,682,053	4,925,779

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Financial Highlights

	For the Six Months Ended September 30, 2015 (unaudited)		For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011
Total Return	(5.82	)%(1)	5.22%	10.29%	6.74%	(4.03)%	4.04%
Ratios to Average Net Assets:
Expenses (2)	1.73	%(3)	1.80%	1.79%	1.76%	1.78%	1.76%
Net Investment loss	(1.73	)%(3)	(1.80)%	(1.79)%	(1.76)%	(1.78)%	(1.75)%
Portfolio Turnover Rate	6	%(1)	17%	20%	24%	18%	26%
Net Assets, End of Period (000’s omitted)	$455,676		$508,965	$521,135	$500,512	$497,195	$505,589

(1)	Total return and portfolio turnover rate are for the period indicated and have not been annualized.
(2)	Expense ratios of the underlying funds in which the Fund invests are not included in the expense ratio.
(3)	Annualized.

For a Unit Outstanding	For the Six Months Ended September 30, 2015 (unaudited)	For the Year Ended March 31, 2015	For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012	January 1, 2011 through March 31, 2011(a)
Net asset value per Unit, beginning of period	$103.33	$104.47	$98.02	$93.68	$101.28	$100.00
Income (loss) from investment operations
Net investment income (loss)*	(0.89)	(1.87)	(1.82)	(1.64)	(1.70)	1.28
Net realized and unrealized gain (loss)	(5.12)	7.11	11.82	7.79	(2.57)	—

Total from investment operations	(6.01)	5.24	10.00	6.15	(4.27)	1.28

Dividends and Distributions
Realized capital gains	—	(6.38)	(3.55)	(1.81)	(3.33)	—

Total dividends and distributions	—	(6.38)	(3.55)	(1.81)	(3.33)	—

Net asset value per Unit, end of period	$97.32	$103.33	$104.47	$98.02	$93.68	$101.28

(a)	Effective January 1, 2011, the Fund unitized the capital accounts of Members. See Note 1.
*	Per unit data calculated using average shares method.

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Consolidated Statement of Cash Flows

For the six months ended September 30, 2015 (unaudited)

Cash Flows from Operating Activities
Net increase in net assets derived from investment operations	$(27,945,468)
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(31,000,000)
Proceeds from sale of long-term investments	40,889,561
Net sales of short-term investments	595,691
Net realized gain on investments sold	(5,386,239)
Net change in unrealized depreciation on investments	29,087,940
Increase in foreign currency	(4,347)
Decrease in advance investments in funds	5,000,000
Decrease in receivable for investments sold	14,955,897
Decrease in prepaid expenses	77,734
Decrease in accrued investment advisory fees	(66,695)
Decrease in accrued professional fees	(77,374)
Decrease in accrued accounting and administration fees	(4,477)
Increase in accrued Directors’ fees	5,666
Decrease in accrued custody fees	(349)
Decrease in other accrued expenses and other liabilities	(31,011)

Net cash provided by operating activities	26,096,529

Cash Flows from Financing Activities
Proceeds from sale of Units	4,260,000
Capital gain distributions (Note 2D)	—
Repurchase of Units	(30,356,529)

Net cash used in financing activities	(26,096,529)

Net change in cash	—

Cash at beginning of period	—

Cash at end of period	$—

Supplemental Non-Cash Activities
Reinvestment of dividends and distributions	$—

The accompanying notes are an integral part of the financial statements.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

September 30, 2015 (unaudited)

(1) Organization:

Mellon Optima L/S Strategy Fund, LLC (the “Fund”) was organized as a limited liability company under the laws of Delaware on December 14, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund commenced operations on May 2, 2005.

On March 7, 2011, Mellon Optima 1099 Domestic Access Fund LLC (the “Delaware Subsidiary”) was organized in the State of Delaware. On September 16, 2013, Mellon Optima 1099 Offshore Access Fund Ltd. (the “Cayman Subsidiary” and together with the Delaware Subsidiary, the “Fund Subsidiaries”) was organized in the Cayman Islands. The Fund is the sole member and managing member of the Delaware Subsidiary and is the sole member of the Cayman Subsidiary. The Fund Subsidiaries were formed to hold certain of the Fund’s investments.

The Fund’s investment objective is to seek capital appreciation over the long term by attempting to maximize risk-adjusted returns while minimizing volatility and maintaining a low correlation to the S&P 500 Index. The Fund is a fund of hedge funds that seeks to achieve its objective by deploying its assets primarily among a select group of portfolio managers who over time have produced attractive returns principally in the U.S. equity markets by employing an investing style known as “long/short.” This style combines long investments with short sales in the pursuit of opportunities in rising or declining markets. Generally, such portfolio managers conduct their investment programs through unregistered investment vehicles (collectively, the “Investment Funds”), in which the Fund invests as a limited partner, member or shareholder along with other investors.

Mellon Hedge Advisors LLC (the “Adviser”), a Delaware limited liability company, allocates the Fund’s assets to Investment Funds that pursue long/short equity investment strategies, including growth, value, opportunistic and other strategies. The Adviser currently expects that the Fund’s allocation to “other” strategies may include, but is not limited to, international (including emerging markets) and event-driven strategies.

The amount of the Fund’s assets that are allocated to each of growth, value, opportunities and other strategies are expected generally to range from 15% to 35% of the Fund’s assets. The weightings of the strategies will depend on the Adviser’s assessment of prevailing market and economic conditions and expectations regarding the performance of the investment strategies and portfolio managers. In addition, the portion of the Fund’s assets invested in each strategy will vary over time due to, among other factors, market conditions, changes in the value of the Fund’s investments in Investment Funds, timing of investments in and withdrawals from Investment Funds, liquidity limitations, limited capacity opportunities at Investment Funds and changes in investment approaches used by the portfolio managers.

The following is a further description of the long/short strategies employed by the Investment Funds during the six months ended September 30, 2015:

Growth: The growth approach to long/short equity investing seeks to take long positions in companies with strong growth potential, while shorting companies that lack growth prospects. The investment process primarily focuses on identifying companies which are experiencing or expecting to experience high levels of growth in earnings, profitability, sales, or market share. Long/short growth managers may give significant weight to aggressive sales growth even if prior or current earnings are weak.

Value: The value approach to long/short equity investing seeks to identify companies that trade at valuation metrics which the manager determines to be inexpensive and undervalued (for long investments) or expensive and overvalued (for short investments) when compared with relevant benchmarks. Value long/short managers use traditional valuation metrics, such as price-earnings (P/E) ratios, price-to-book ratios, and dividend yield in an attempt to identify undervalued (long) or overvalued (short) companies. Often considered contrarians, value managers tend to take long positions in companies that are currently out of favor.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

September 30, 2015 (unaudited)

(1) Organization (continued):

Opportunistic: The opportunistic approach to long/short equity investing combines growth and value approaches. Opportunistic managers vary their investment process depending on the macro investment environment. Managers may take a value approach in anticipation of down markets. They may increase their allocations to growth companies as the market environment changes. Opportunistic managers may also actively manage their gross and net exposure based on the market environment and the opportunities it presents.

International: International long/short equity managers invest primarily in non-U.S. companies and may employ growth, value, or opportunistic approaches to building their portfolios. Certain managers may also make investments in emerging markets.

Event-Driven: Event-driven strategies include, but are not limited to, mergers and acquisitions, spin-offs, reorganizations, bankruptcies, share buybacks, and other corporate events that are generally associated with substantial market price changes. It also includes activist managers. Activist managers generally rely on corporate governance changes to unlock value. They often take a public stance on their investments, openly confronting senior management and boards of directors to effect change and unlock value.

The Fund’s Board of Directors (the “Board”) has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board has engaged the Adviser to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is an indirect wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser has engaged Optima Fund Management LLC (the “Sub-Investment Adviser”), a registered investment adviser under the Advisers Act, to assist it in performing certain of its duties. BNY Mellon owns indirectly a 17% interest in the Sub-Investment Adviser.

The Sub-Investment Adviser, as part of the Investment Fund selection process, conducts reviews of the managers of such funds, their investment process and organization, and may conduct interviews with references and industry sources to complete its determination. The Adviser utilizes the results of the Sub-Investment Adviser’s analysis in selecting Investment Funds.

SEI Global Services, Inc. provides accounting and administrative services for the Fund.

Units of limited liability company interests in the Fund (“Units”) are offered solely to eligible investment management clients of the Wealth Management Group of BNY Mellon in private placement transactions exempt from registration under the Securities Act of 1933, as amended. Initial and additional subscriptions for Units in the Fund by investors (“Members”) may be accepted at such times as the Fund may determine and are generally accepted monthly. The Fund reserves the right to reject any subscription for Units.

The Fund has elected to be taxed as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as a “regulated investment company” (a “RIC”) under Subchapter M of the Revenue Code of 1986, as amended (the “Code”).

At a quarterly meeting of the Board held on December 13-14, 2010, the Board authorized the unitization of the capital accounts of Members, as of January 1, 2011. A total of 5,339,778 Units were issued at an initial price of $100 per Unit.

Units are offered at the net asset value per Unit, and each Unit purchased represents a capital investment in the Fund at that amount.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

September 30, 2015 (unaudited)

(1) Organization (continued):

Units are not redeemable. The Fund from time to time may offer to repurchase Units from Members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Units from Members twice each calendar year, near mid-year and year-end. Members can transfer or assign their Units only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written consent of the Adviser, which may be withheld in its sole and absolute discretion.

Generally, except as provided under applicable law or under the Fund’s offering documents, a Member shall not be liable for the Fund’s debts, obligations and liabilities in any amount in excess of the Units of such Member, plus such Member’s share of undistributed profits and assets.

(2) Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The financial statements have been consolidated and include the accounts of the Fund and the Fund Subsidiaries. Accordingly, all inter-company transactions and balances have been eliminated.

A. Valuation of the Fund and its Investments

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•Level 2 — Quoted prices which are not active, quoted prices for restricted securities, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. As a general matter, Investment Fund investments have been valued at the net asset value as reported by the Investment Funds, without adjustment. The net asset value reported by the Investment Funds may be based upon unobservable inputs and a significant change in those unobservable inputs could result in significantly different redemptions terms, as well as a lower or higher net asset value, than those reported for such Investment Funds. The Fund has considered this use of unobservable inputs, among other factors, to categorize its Investment Fund investments within Level 3 of the fair value hierarchy.

The net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of each calendar month and on any other date the Board may designate in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

September 30, 2015 (unaudited)

(2) Significant Accounting Policies (continued):

A. Valuation of the Fund and its Investments (continued)

The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of the end of each calendar month and on any other date the Board may designate ordinarily is the value determined as of such date for each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Investment Fund represents the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund’s capital was withdrawn from the Investment Fund at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. All valuations utilize financial information supplied by the Investment Funds and are net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. In the event that an Investment Fund does not report a value to the Fund on a timely basis at the end of each calendar month, the Fund determines the fair value of its interest in such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. These investments are categorized within Level 3 of the fair value hierarchy.

Shares of registered, open-end investment companies are valued at their net asset value.

The following is a summary of the inputs used as of September 30, 2015 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Investment Funds	$—	$—	$453,255,893	$453,255,893
Affiliated Investment	4,017,397	—	—	4,017,397

Total Investments in Securities	$4,017,397	$—	$453,255,893	$457,273,290

Investments have been disclosed by strategy or sector, as applicable, in the Consolidated Schedule of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of March 31, 2015	Realized gains	Change in unrealized appreciation (depreciation)	Purchases	Sales	Balance as of September 30, 2015
Investment Funds
Opportunistic	$94,174,899	$796,973	$(5,647,254)	$28,000,000	$(19,877,723)	$97,446,895
Growth	114,206,454	1,584,203	(4,471,668)	—	(8,000,000)	103,318,989
Value	150,813,668	1,698,807	(8,420,830)	3,000,000	(5,000,000)	142,091,645
Other	127,652,134	1,306,256	(10,548,188)	—	(8,011,838)	110,398,364

Total	$486,847,155	$5,386,239	$(29,087,940)	$31,000,000	$(40,889,561)	$453,255,893

For the six months ended September 30, 2015, there have been no significant changes to the Fund’s fair valuation methodology.

For the six months ended September 30, 2015, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

September 30, 2015 (unaudited)

(2) Significant Accounting Policies (continued):

A. Valuation of the Fund and its Investments (continued)

The change in net unrealized depreciation on investments still held as of September 30, 2015 was $27,644,554 and is included in the net change in unrealized depreciation on investments in the Consolidated Statement of Operations.

B. Securities Transactions and Income

Securities transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the average cost basis. The Investment Funds in which the Fund invests do not generally distribute income or realized gains from their underlying investment activity. Such undistributed amounts are captured in the value of the Investment Funds in the form of unrealized appreciation.

C. Fund Costs

The Fund bears all expenses incurred in the ongoing business of the Fund including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; investment advisory fees; administration fees; Directors fees; legal fees; auditing fees; tax advisory fees; accounting fees; costs of computing the Fund’s net asset value, including valuation services provided by third parties; costs of insurance; certain printing costs; custody fees; and expenses of meetings of the Board and Members.

D. Income Taxes

It is the policy of the Fund to continue to qualify as a RIC, if such qualification is in the best interest of its Members, by complying with the applicable provisions of the Code. Under Subchapter M of the Code, each year that the Fund qualifies as a RIC and distributes to its Members generally at least 90% of its “investment company taxable income” (as defined in the Code, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a “double tax” on that income and net capital gains since holders of Units normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax).

Tax exempt U.S. Members generally will not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. If the tax law requires interest and/or penalties to be paid on an underpayment of income taxes, interest and penalties will be classified as income taxes in the income tax expense in the Consolidated Statement of Operations, if applicable. During the year, the Fund did not incur any interest or penalties. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

September 30, 2015 (unaudited)

(2) Significant Accounting Policies (continued):

D. Income Taxes (continued)

losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused, although this is not likely to affect the Fund.

The tax character of distributions paid to shareholders during the fiscal period ended March 31, 2015 was as follows: long-term capital gains $31,539,118.

The cost of investments for federal income tax purposes is adjusted for items of accumulated taxable income allocated to the Fund from the investments. The allocated taxable income is reported to the Fund by the Investment Funds on each such fund’s calendar year Schedule K-1. The aggregate cost of investments and the gross unrealized appreciation and depreciation on investments for federal income tax purposes as of September 30, 2015 are noted below.

Federal tax cost of investments	$375,855,722

Gross unrealized appreciation	89,069,349
Gross unrealized depreciation	(7,651,781)

Net unrealized appreciation	$81,417,568

E. Affiliated Investment Companies

Investments in affiliated investment companies during the six months ended September 30, 2015 were as follows:

Affiliated Investment Company	Value at March 31, 2015	Purchases	Sales	Value at September 30, 2015	Dividend Income
Dreyfus Institutional Reserves Treasury Prime Fund	$4,613,088	$63,779,389	$(64,375,080)	$4,017,397	$3

F. Short-Term Investments

Short-term investments consist of liquid investments with maturities of less than 90 days. At September 30, 2015, the Fund had $4,017,397 invested in Dreyfus Institutional Reserves Treasury Prime Fund, an affiliated institutional money market fund, including $670,816 of assets segregated for payout of cash holdback related to tender offers, which represents approximately 2% of the value of the Units repurchased effective June 30, 2015. See Note 8.

The Fund also holds 33,689 Hong Kong Dollars (approximately $4,347 USD).

G. New Accounting Pronouncements

On May 1, 2015, the Financial Accounting Standards Board issued ASU 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent),” which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. ASU 2015-07 is effective for fiscal years beginning after December 15, 2015 and management is currently evaluating its impact on the financial statements.

(3) Investment Advisory Fee and Other Transactions with Affiliates:

The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement. Pursuant to that agreement, the Fund pays the Adviser a monthly fee, based on the net assets at the end of each month (the “Investment Advisory Fee”), which is computed at the annual rate of 1.50% of the Fund’s average net assets. Pursuant to this agreement, the Fund was charged $3,710,651 for the six months ended September 30, 2015.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

September 30, 2015 (unaudited)

(3) Investment Advisory Fee and Other Transactions with Affiliates (continued):

The Fund compensates The Bank of New York Mellon (“BNYM”), a wholly-owned direct subsidiary of BNY Mellon, under a Custody Agreement to provide custody services for the Fund. In consideration for these services, BNYM earns interest on balances, including disbursement balances and balances arising from purchase and sale transactions, and the Fund reimburses certain of BNYM’s expenses. Pursuant to this agreement, the Fund was charged $7,974 for the six months ended September 30, 2015.

The Fund pays each Director who is not a director, officer or employee of the Adviser or its affiliates a $12,500 annual retainer and meeting attendance fees which range, depending on the meeting type and length, from $1,500 to $2,500 per meeting. The Chairman of the Board and Audit Committee Chairperson receive an additional $5,000 to the annual retainer. The Fund also reimburses the Directors for their reasonable out-of-pocket expenses.

The Directors do not receive any pension or retirement benefits from the Fund.

(4) Investment Transactions:

During the six months ended September 30, 2015, the Fund had aggregate contributions of capital to and withdrawals of capital from investments of $31,000,000 and $40,889,561, respectively.

(5) Indemnification:

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. The Fund’s maximum exposure under these arrangements is unknown. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, management feels that the likelihood of such an event is remote.

(6) Financial Instruments with Off-Balance Sheet Risk:

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and equity swaps. The Fund’s risk of loss in these Investment Funds is generally limited to the value of the Fund’s interest in each Investment Fund, as reported by the Fund.

(7) Risk Factors:

An investment in the Fund involves a high degree of risk, including the risk that the entire amount invested may be lost. The Fund allocates assets to a select group of portfolio managers and invests in Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counter-party defaults. No guarantee or representation is made that the investment program will be successful.

The Fund’s interests in Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an Investment Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in an Investment Fund promptly after it determines to do so.

Mellon Optima L/S Strategy Fund, LLC

Notes to Financial Statements

September 30, 2015 (unaudited)

(7) Risk Factors (continued):

The Investment Funds generally provide for periodic capital withdrawals or redemptions, with some Investment Funds having hard lock-up provisions. Certain Investment Funds provide for early withdrawals or redemptions, subject to approval, and in connection therewith may charge penalties of 2.0% to 5.0% of the amount of the withdrawal or redemption. Additionally, certain Investment Funds may amend their liquidity provisions and impose additional lock-up restrictions or otherwise restrict the ability of Members to redeem their interests or withdraw their capital in the Fund.

In order to satisfy certain prohibitions on affiliated transactions imposed by the 1940 Act, the Fund may limit its investment position in any one Investment Fund to less than 5% of the Investment Fund’s outstanding voting securities. To facilitate investments in Investment Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote securities of, certain Investment Funds. In cases where the Fund purchases non-voting securities of, or waives its right to vote securities of, an Investment Fund, the Fund may not be entitled to vote on certain matters that required the approval of security holders of the Investment Fund, possibly including matters that may be adverse to the Fund’s and its Members’ interests.

(8) Unit Repurchases:

The following is a summary of the Fund’s repurchase activity for the six months ended September 30, 2015:

Repurchase Value Date	Commencement Date of Offer	Expiration Date of Offer	Value of Units Repurchased
June 30, 2015	March 27, 2015	April 23, 2015	$29,602,326

The Fund initially paid approximately 98% of the estimated value of the repurchased Units of Members within one month after the value of the Units to be repurchased was determined. The remaining amount is expected to be paid no later than June 10, 2016.

(9) Subsequent Events:

On September 25, 2015, the Fund offered to repurchase up to $50,000,000 in Units from Members at their estimated net asset value as of December 31, 2015. The offer expired by its terms on October 23, 2015. The Fund received and accepted pursuant to this offer, repurchase requests for Units with an estimated value of $19,627,073. Pursuant to the terms of the repurchase offer, the Fund will initially pay out $19,171,419 by January 31, 2016. The remaining amount will be paid out during June 2016.

During the months of October 2015 through November 30, 2015, the Fund received additional subscriptions of $2,340,000.

Directors and Officers (Unaudited)

The following table lists the Fund’s directors and officers; their ages, addresses and years of birth; their position(s) with the Fund; the length of time holding such position(s) with the Fund; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies; and total remuneration paid as of the six months ended September 30, 2015. The Fund’s Confidential Offering Memorandum includes additional information about the Fund’s directors and is available, without charge to qualified clients of BNY Mellon Wealth Management, upon request by writing Mellon Optima L/S Strategy Fund, LLC at One Boston Place, Suite 024-0071, Boston, MA 02108 or calling toll free 1-877-257-0004.

Independent Directors

Name (Age), Position(s) with Fund, Address and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director Outside Fund Complex	Director Remuneration (six months ended September 30, 2015)
Robert Bowen (78), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1937	Term – Indefinite Length – Since December 2008	Retired; Board Member, Friends of Foster Children (2013-present); formerly Executive Vice President, Callan Associates	1	None	$11,250

Robert J. Dwyer (71), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1943	Term – Indefinite Length – Since December 2008	Retired; Advisory Director of Morgan Stanley & Co. and President of Dwyer Family Foundation	1	Bimini Capital Management, Inc. (REIT); Mas-Tec Inc. (special construction)	$11,250

Carla Diane Hunter (61), Director and Chair of Audit Committee c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1954	Term – Indefinite Length – Since December 2008	Chief Executive Officer and Chief Investment Officer, Weizmann Global Endowment Trust, 2002-present	1	None	$13,750

Arthur Williams III (74), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1941	Term – Indefinite Length – Since December 2008	Retired; former President and Chief Investment Officer, 1994-2011 and former Chairman, 2011-2012, Pine Grove Associates, Inc.	1	None	$11,250

Rodney S. Yanker (56), Director c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1959	Term – Indefinite Length – Since December 2008	Co-Founder and Senior Partner, Alternative Asset Managers, LP, 2004-present	1	None	$11,250

Interested Director

Name (Age), Position(s) with Fund, Address and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director Outside Fund Complex	Director Remuneration (six months ended September 30, 2015)
Newton P.S. Merrill (75), Director (Chairman) c/o Mellon Optima L/S Strategy Fund One Boston Place, Suite 024-0071 Boston, MA 02108 1939	Term – Indefinite Length – Since December 2008	Retired; formerly Senior Executive Vice President, The Bank of New York, Inc.	1	None	$13,750

Principal Officers Who Are Not Directors

Name (Age), Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ted A. Berenblum (55) BNY Mellon Wealth Management 200 Park Avenue, 7th Floor New York, NY 10166 1960	President and Chief Executive Officer	Term – Indefinite Length – Since June 2015	Managing Director and Head of Alternative Assets, BNY Mellon Wealth Management Group (since September 2008). Vice President, Mellon Hedge Advisors, LLC (since 2009). Managing Director and Head of Ultra High Net Worth Investments, Citi Wealth Management (2005-2008).

Jennifer L. Carnes (44) BNY Mellon Wealth Management 200 Park Avenue, 7th Floor New York, NY 10166 1971	Vice President, Treasurer and Chief Financial Officer	Term – Indefinite Length – Since September 2010	Vice President, BNY Mellon Asset Management (since 2000)

G. Robert Bristow (59) Chief Compliance Officer c/o BNY Mellon Wealth Management One Boston Place, Boston, MA 02108 1956	Chief Compliance Officer	Term – Indefinite Length – Since September 2014	Managing Director, BNY Mellon Wealth Management Group Compliance (since 2014); Chief Compliance Officer, Mellon Hedge Advisors, LLC (since 2014); formerly Chief Compliance Officer, Ascensus Investment Advisors, LLC, Ascensus Broker Dealer Services, Inc. and Upromise Investments Recordkeeping Services LLC (2011-2014)

Peter M. Sullivan (47) BNY Mellon Corporation One Boston Place, Suite 024-0081 Boston, MA 02108 1968	Secretary	Term – Indefinite Length – Since February 2009	Managing Counsel – Asset Management and Managing Director, BNY Mellon (since 2008); formerly Senior Counsel and Vice President, Mellon Financial Corporation (2004-2008)

Ridgway H. Powell (51) BNY Mellon Wealth Management One Boston Place, Suite 024-0031 Boston, MA 02108 1963	Vice President	Term – Indefinite Length – Since June 2005	First Vice President, BNY Mellon Wealth Management Group (“WMG”) and Vice President, Mellon Hedge Advisors, LLC; formerly Head of Taxable Fixed Income Desk, BNY Mellon WMG

Anthony J. Mastrocola (38) BNY Mellon Wealth Management One Boston Place, Suite 024-0071 Boston, MA 02108 1977	Vice President	Term – Indefinite Length – Since October 2008	Vice President, BNY Mellon Wealth Management Group (since 2004), Vice President, Mellon Hedge Advisors, LLC (since 2005)

Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments

(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the Annual Report to Investors filed under Item 1 of this Form N-CSR.

(b)	Not applicable to this semi-annual filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this semi-annual filing.

(b)	There have been no changes to the Investment Committees of either Mellon Hedge Advisors LLC or Optima Fund Management LLC since the Registrant’s most recent Form N-CSR filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item 10 of Form N-CSR.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures are effective based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the “Evaluation Date” as defined in Rule 30a-3(c) under the Investment Company Act of 1940).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 that occurred during the Registrant’s initial fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this semi-annual filing.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 12(a)(2)

(b)	Certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 and pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 12(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mellon Optima L/S Strategy Fund, LLC

By (Signature and Title):	/s/ TED A. BERENBLUM
Ted A. Berenblum, President and Chief Executive Officer

Date: December 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities, and on the dates indicated.

By (Signature and Title):	/s/ TED A. BERENBLUM
Ted A. Berenblum, President and Chief Executive Officer

Date: December 8, 2015

By (Signature and Title):	/s/ JENNIFER L. CARNES
Jennifer L. Carnes, Vice President, Treasurer and Chief Financial Officer

Date: December 8, 2015